UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 17, 2021
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange

Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 17, 2021, Life Storage, Inc. (the “Company”), through action of the Compensation and Human Capital Committee of the Company’s Board of Directors (the “Committee”), made incentive awards to certain officers by grant of restricted stock awards and performance-based awards under the terms of the Company’s 2015 Award and Option Plan. The restricted stock grants consist of long term incentive restricted stock awards vesting over a five year period. The performance-based awards grant an award payable in shares of common stock of the Company based upon the Company’s relative total shareholder return over a three year period as compared to a defined peer group. If threshold performance is not achieved, no shares will be awarded. Provided threshold performance is achieved, an applicable percentage of the target number of shares between 25% and 200% will be awarded, with 25% of the target number of shares being awarded if threshold performance is achieved, 100% of the target number of shares being awarded if target performance is achieved and 200% of the target number of shares being awarded if maximum performance is achieved.
Details of awards made to each officer are set forth below:

Officer	Long Term Incentive Restricted Stock Awards 1	Target Number of Performance Shares 2
Joseph Saffire, Chief Executive Officer	11,236 shares	11,236 shares
Andrew J. Gregoire, Chief Financial Officer	3,457 shares	3,457 shares
David Dodman, Senior Vice President, Strategic Planning and Investor Relations 3	2,074 shares	2,074 shares
(1)	Vest over 5 years.
(2)
No shares will be awarded if threshold performance is not achieved. Provided threshold performance is achieved, an applicable percentage of the target number between 25% and 200% will be awarded, with 25% of the target number of shares being awarded upon threshold performance, 100% of the target number of shares being awarded upon target performance and 200% of the target number of shares being awarded upon maximum performance.

(3)	Mr. Dodman will succeed Edward Killeen as Chief Operating Officer on January 1, 2022.
The foregoing description of the long term incentive restricted stock awards and the performance-based awards are qualified in their entirety by the terms of the forms of Long Term Incentive Restricted Stock Award Notice and Performance-Based Award Notice, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form
8-K,
respectively, which exhibits are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Form of Long Term Incentive Restricted Stock Award Notice

10.2	Form of Performance-Based Award Notice

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 20, 2021	LIFE STORAGE, INC .

	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer

Date: December 20, 2021	LIFE STORAGE LP

By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer